                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: November 13, 2003



                         THE HALLWOOD GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


            DELAWARE                             1-8303                   51-0261339

(State or other jurisdiction of         (Commission File Number)         (IRS Employer
 incorporation or organization)                                       Identification No.)


3710 Rawlins, Suite 1500
Dallas, Texas                                                                 75219
-----------------------------------------------------------------------------------------
(Address of principal executive offices)                                   (Zip Code)



Registrant's telephone number, including area code (214) 528-5588



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                         THE HALLWOOD GROUP INCORPORATED


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99.1    Press Release dated November 13, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 13, 2003, The Hallwood Group Incorporated issued a press release regarding its results of operations for the third quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.


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                         THE HALLWOOD GROUP INCORPORATED


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 17, 2003


                                    THE HALLWOOD GROUP INCORPORATED



                                    By:         /s/ Melvin J. Melle
                                              ---------------------------------
                                    Name:     Melvin J. Melle
                                    Title:    Vice President


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                         THE HALLWOOD GROUP INCORPORATED


                                  EXHIBIT INDEX


EXHIBIT NUMBER    NAME
--------------    ----
    99.1          Press Release, dated November 13, 2003, announcing the results of operations of the registrant for the third quarter ended
                  September 30, 2003.


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